SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004

USA MOBILITY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51027	16-169474

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation )

6677 Richmond Highway, Alexandria, Virginia	22306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 718-6600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     Effective November 16, 2004, USA Mobility completed mergers involving Metrocall Holdings, Inc. and Arch Wireless, Inc.. As a result of the mergers, Metrocall and Arch became separate wholly-owned subsidiaries of USA Mobility. Arch was considered the acquirer for accounting purposes.

     Metrocall’s independent registered public accounting firm was Ernst & Young LLP (“E&Y”) while Arch’s independent registered public accounting firm was PricewaterhouseCoopers LLP (“PWC”). USA Mobility was formed on March 5, 2004 as a wholly-owned subsidiary of Metrocall, to facilitate the merger of Metrocall and Arch. Prior to the effectiveness of the merger, USA Mobility’s independent registered public accounting firm was E&Y.

     At a meeting held on November 16, 2004, the audit committee of USA Mobility’s board of directors recommended to the board of directors of USA Mobility the engagement of PWC as its independent registered public accounting firm for the fiscal year ending December 31, 2004 to replace E&Y who, as recommended by the audit committee of the board of directors of USA Mobility, was dismissed by the board of directors of USA Mobility as its independent registered public accounting firm. On November 16, 2004, USA Mobility notified E&Y that they were dismissed as its independent registered public accounting firm.

     E&Y’s audit report on USA Mobility’s consolidated balance sheet as of May 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

     Because USA Mobility was recently formed in connection with the merger of Metrocall and Arch, E&Y has provided an audit report only on USA Mobility’s consolidated balance sheet as of May 31, 2004. During the period from USA Mobility’s formation on March 5, 2004, through November 16, 2004, there were no disagreements between USA Mobility and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its audit report.

     During the period from USA Mobility’s formation through May 31, 2004, and the subsequent period through November 16, 2004, the date on which E&Y was dismissed, none of the reportable events described under Item 304(a)(1)(v) of Securities and Exchange Commission’s Regulation S-K occurred.

     During the period from USA Mobility’s formation through May 31, 2004, and the subsequent period through November 16, 2004, the date on which PWC was engaged, USA Mobility did not consult with PWC regarding any of the matters or events described in Item 304(a)(2)(i) and (ii) of Securities and Exchange Commission’s Regulation S-K.

     USA Mobility provided E&Y with a copy of the above disclosure. A letter from E&Y dated November 17, 2004, stating its agreement with the statements concerning E&Y is attached hereto as Exhibit 16.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

     (C) Exhibits

Exhibit 16.1	Letter from Ernst & Young LLP
regarding change in certifying
accountant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA MOBILITY, INC.

By:	/s/ Vincent D. Kelly

Name:	Vincent D. Kelly
Title:	President and Chief Executive Officer

Dated: November 22, 2004

Exhibit List

Exhibit 16.1	Letter from Ernst & Young LLP
regarding change in certifying
accountant.